SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             February 14, 2000
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
             (Exact Name of Registrant as Specified in Charter)

     Delaware                000-25781               41-1844584
 (State or other        (Commission File No.)      (IRS Employer
 Jurisdiction of                                   Identification No.)
 Incorporation)


         7901 Flying Cloud Drive, Minneapolis, Minnesota    55344
        (Address of principal executive offices, including  zip code)


                               (612) 903-9424
            (Registrant's telephone number, including area code)



       _____________________________________________________________
       (Former Name or Former Address, If Changed Since Last Report)



           The information required by Items 7(a) and (b) of this form (the "Financial Information") that was omitted from the Company's initial filing on Form 8-K, filed with the Securities and Exchange Commission on February 22, 2000 in connection with the closing of the Company's acquisition of Knowledge Discovery One, Inc., has been previously reported, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, in the Company's Registration Statement on Form S-1 (Registration No. 333-31230), declared effective by the Securities and Exchange Commission on March 23, 2000. Accordingly, pursuant to General Instruction B.3 of Form 8-K, the Financial Information is not filed herewith.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




 Date:  April 21, 2000               NET PERCEPTIONS, INC.


                                     By: \s\ Thomas M. Donnelly
                                         Thomas M. Donnelly
                                         Chief Financial Officer